Exhibit 99.3

1Q 2020 Earnings Call 21 February 2020 21

John Deere | 1Q20 Earnings Call | February 21, 2020 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward- looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

John Deere | 1Q20 Earnings Call | February 21, 2020 3 1Q 2020 Results ($ millions except where noted) $7,984 $7,631 1Q 2019 1Q 2020 $6,941 $6,530 1Q 2019 1Q 2020 $498 $517 1Q 2019 1Q 2020 $1.54 $1.63 1Q 2019 1Q 2020 6% 4% Net Sales & Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 6% 4% 23

John Deere | 1Q20 Earnings Call | February 21, 2020 4 Worldwide Agriculture & Turf 1Q 2020 Results $ in millions $4,681 $4,486 1Q 2019 1Q 2020 Net Sales 4% $373 ($115)($78)($26) $348 $132 $13 $30 $65 $4 1Q19 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Voluntary Separation Other 1Q20 Operating Profit Comparison 24

John Deere | 1Q20 Earnings Call | February 21, 2020 5 Regional Ag Commentary MARKET ACCESS FUNDAMENTALS AG INDUSTRY SENTIMENT MARKET DYNAMICS – Deere large ag inventory below industry – Used equipment pricing/inventory stable – Canadian industry still weak – Improved sentiment w/ ↑ market access – U.S. farm cash receipts expected ↑ – Receipts enhanced by 3rd tranche of MFP – Canada farm income ↑, but ↓ average – Signed phase I US/China trade agreement – Passage of USMCA provides clarity – Trade barriers in Canada persist North America 25

John Deere | 1Q20 Earnings Call | February 21, 2020 6 Regional Ag Commentary FUNDAMENTALS FUNDAMENTALS MARKET DYNAMICS MARKET DYNAMICS South America Europe – Farmer confidence muted – Deere optimizing operations in region – Equipment demand off to slow start – Further clarity on financing – Argentina sentiment subdued – Fundamentals mostly stable – Recovery continues post drought – Strong dairy & pork prices – Record soybean harvest in Brazil – Improving sugar prices – Brazilian Real weak, margins ↑ 26

Agriculture & Turf

Industry Outlook – FY20

U.S. AND CANADA AG



~5%

EUROPE AG



~Flat

SOUTH AMERICA AG

(tractors and combines)



~Flat

ASIA AG



~Flat

U.S. & CANADA TURF & UTILITY



~Flat

Source: Deere & Company forecast as of 21 February 2020

7 John Deere | 1Q20 Earnings Call | February 21, 2020

27

John Deere | 1Q20 Earnings Call | February 21, 2020 8 Worldwide Agriculture & Turf Divisional Outlook $23,666 FY2019 FY2020 Fcst 5%-10% NET SALES 10.5%-11.5% OPERATING MARGIN Source: Deere & Company forecast as of 21 February 2020 10.6% FY2019 FY2020 Fcst 28

John Deere | 1Q20 Earnings Call | February 21, 2020 9 Worldwide Construction & Forestry 1Q 2020 Results $ in millions $2,260 $2,044 1Q 2019 1Q 2020 Net Sales 10% $93 ($118)($11)($1)($5)($24) $229 $15 $5 $3 1Q19 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Voluntary Separation Other 1Q20 Operating Profit Comparison 29

John Deere | 1Q20 Earnings Call | February 21, 2020 10 Construction & Forestry Industry Outlook Source: Deere & Company forecast as of 21 February 2020 NORTH AMERICAN CONSTRUCTION EQUIPMENT GLOBAL FORESTRY ~5-10% ~5-10% 30

John Deere | 1Q20 Earnings Call | February 21, 2020 11 Worldwide Construction & Forestry Divisional Outlook Source: Deere & Company forecast as of 21 February 2020 $11,220 FY2019 FY2020 Fcst 10%-15% NET SALES 9.5%-10.5% OPERATING MARGIN 10.8% FY2019 FY2020 Fcst 31

John Deere | 1Q20 Earnings Call | February 21, 2020 12 Worldwide Financial Services Net Income - 1Q20 Results and Outlook Source: Deere & Company forecast as of 21 February 2020 $154 $137 1Q19 1Q20 ACTUAL 1Q20 FY2020 FORECAST $539 $600 FY2019 FY2020 Fcst 32

John Deere | 1Q20 Earnings Call | February 21, 2020 13 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 22-24% $2.7-3.1B FY20 FORECAST Net Operating Cash Flow* $3.1-3.5B *Equipment Operations Source: Deere & Company forecast as of 21 February 2020 33

John Deere | 1Q20 Earnings Call | February 21, 2020 14 Appendix 34

John Deere | 1Q20 Earnings Call | February 21, 2020 15 ($ millions) 1Q20 Fiscal 2020 Forecast COS (percent of Net Sales)* 78% ~76% SA&G* 4% ~2% Research and Development* 5% ~ 2% Capital Expenditures ~ $1,100 Pension/OPEB Expense ~ $90 Pension/OPEB Contributions ~ $530 Other Financial Information Equipment Operations *As reported (including Voluntary Separation Expense) Source: Deere & Company forecast as of 21 February 2020 35

John Deere | 1Q20 Earnings Call | February 21, 2020 16 Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 1Q 2020: Cost of repurchases $99.0 million Shares repurchased 0.6 million 2004–1Q 2020: Cumulative cost of repurchases $18.7 billion Shares repurchased 260.0 million December 2013 authorization of $8 billion: Amount remaining $1.0 billion December 2019 authorization of $8 billion: Amount remaining $8.0 billion Shares outstanding: 2 February 2020 period ended basic shares 313.6 million 1Q 2020 average diluted shares 317.2 million $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2004 2006 2008 2010 2012 2014 2016 2018 2020 $ Billions Millions of Shares* Shares Repurchased Amount Spent 37% net share reduction since 2004 36

John Deere | 1Q20 Earnings Call | February 21, 2020 17 January 2020 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 5% In line with the industry 2WD Tractors (40 < 100 PTO hp) 3% Low double digits 2WD Tractors (100+ PTO hp) 4% In line with the industry 4WD Tractors 15% More than the industry Combines 13% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2020 2019 2WD Tractors (100+ PTO hp) 31% 38% Combines 15% 19% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 37

John Deere | 1Q20 Earnings Call | February 21, 2020 18 Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Flat Construction & Forestry First-in-the-Dirt Settlements Low single digit Single digit January 2020 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Low double digits Combines Double digits * Based on internal sales reports 38

John Deere | 1Q20 Earnings Call | February 21, 2020 19 U.S. Farm Cash Receipts $0 $100 $200 $300 $400 $500 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020F $ Billions Crops Livestock Government Payments USDA Aid* *USDA Aid includes partial MFP1 and two tranches of MFP2 Note: USDA announced a trade retaliation relief package $16B in 2019. The $16B package includes $14.5B direct payment via Market Facilitation Program (MFP) which was distributed in three separate tranches; 1st tranche Aug 2019, 2nd tranche Nov 2019 and 3rd tranche Feb 2020. Source: 2001–2018: USDA, 5 February 2020 2019F–2020F: Deere & Company forecast as of 21 February 2020 39

John Deere | 1Q20 Earnings Call | February 21, 2020 20 40

John Deere | 1Q20 Earnings Call | February 21, 2020 21 Deere & Company’s 2Q 2020 earnings call is scheduled for 9:00 a.m. central time on Friday, 22 May 2020. 41

42